SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 21, 2005

(Date of Report)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road

Arlington, Virginia 22201

(Address of Principal executive offices)(ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2005, the Registrant’s Board authorized the Registrant to enter into a severance compensation agreement with William M. Fairl, Chief Operating Officer. The terms and provisions of the agreement will be substantially similar to severance compensation agreements previously executed by the chief financial officer, the general counsel, and the executive officer of CACI Limited. Reference is made to page 12 of the Registrant’s 2004 proxy statement on Form DEF14A filed with the Commission on October 22, 2004 for a description of those severance compensation agreements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc
Registrant

By:	/s/ Jeffrey P. Elefante
Jeffrey P. Elefante Executive Vice President, General Counsel and Secretary